EXHIBIT 23.2


                CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated March 24, 2000 (except as to Note 10 which is dated March 28, 2000), relating to the financial statements as of and for the year ended December 31, 1999, of Pick-Ups Plus, Inc.


                               /S/ LAZAR LEVINE & FELIX LLP
                               ----------------------------
                                   LAZAR LEVINE & FELIX LLP


New York, New York
November 27, 2000